EXHIBIT 10.54

                         SUPPLEMENT TO FEDERAL AND STATE
                          INCOME TAX SHARING AGREEMENT

         This Supplement to The Federal And State Income Tax Sharing Agreement (the "Supplement") is entered into this 25th day of October 2000, between Andrx Corporation, a Delaware corporation ("Parent"), and the other corporations (the "Group", or, as is sometimes collectively referred to, as the "Subsidiaries") that have executed this Agreement, effective as of the date herein reflected.

                                   WITNESSETH:

         WHEREAS, Parent and Subsidiaries have previously subscribed to a Federal And State Income Tax Sharing Agreement, dated March 10, 2000 (the "Tax Sharing Agreement"), which remains in full force and effect;

         WHEREAS, effective September 6, 2000, pursuant to a corporate reorganization, Parent acquired the balance of the Cybear stock it did not own, thereby making Cybear a member of its affiliated group, as such term is defined by the United States Internal Revenue Code, as amended, and requiring it to join in the filing of the Group's consolidated federal, and state corporate income tax returns, where required; and

         WHEREAS, Parent and Subsidiaries desire to establish a method for the compensation of Cybear for the use of certain deductions and/or attributes that have arisen in periods prior to the reorganization (that are not Separate Return Limitation Year [SRLY] items) that are being carried forward to the Group's consolidated corporation income tax returns for the years ending after the reorganization;

         NOW, THEREFORE, Parent and Subsidiaries agree as follows:

         1. Definitions. Unless otherwise defined in this Supplement, all capitalized terms used in this Supplement shall have the meanings ascribed to them in the Tax Sharing Agreement.

         2. Addendum Agreement. This Supplement shall serve as an Addendum Agreement under the Paragraph 12 of the Tax Sharing Agreement, covering not only Cybear, but, also, all other subsidiaries that have entered the Group since the Tax Sharing Agreement was originally entered into. This Supplement shall also serve to record the fact that Andrx Corporation, a Delaware corporation, has become the Parent of the Group, effective September 6, 2000, when the corporate reorganization became effective, in place of Andrx Corporation, a Florida corporation, the former Parent, which has now become a subsidiary, itself, in the Group.

         3. Cybear Deductions and/or Attributes From Prior Periods. During the period that Cybear was not a Member of the Group, Cybear was not fully able to utilize the benefit of certain deductions and/or attributes attributable to its operations. In order to preserve the ability of the Group to utilize certain of these deductions and/or attributes that are not SRLY items, Cybear has made certain election(s) on its 1999 Federal corporate income tax return to amortize

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certain of these expenses and/or attributes over a period of years and agrees that it will do so again on its separate short-period return to be filed for the year 2000 for expenses and/or attributes not utilized in 2000.

         4. Compensation for the Use of Cybear Deductions and/or Attributes and Liability for the Payment Therefor. (i) Notwithstanding anything in the Tax Sharing Agreement to the contrary, Cybear shall be entitled to receive annual compensation from the Parent, payable at the end of each quarter, commencing with the fourth quarter of the year 2000, in the form of a cash capital contribution equal to the tax savings, for the Parent's actual use of the amortization of these expenses and/or attributes carried to each succeeding year. [See Exhibit A.] Each Member agrees that they shall be liable only for the portion of the Cybear deductions and/or attributes that they are able to utilize and that is apportioned to them in accordance with the formula contained in Paragraphs 2 and 3 of the Tax Sharing Agreement. Should it be determined that Cybear was inadvertently paid more than once for the benefits of these carryover items, an adjustment shall be made; (ii) should the parties mutually agree, the compensation may be paid in a lump-sum payment, in an amount mutually agreed upon by both the Parent and Cybear. In the event that Cybear should leave the Group prior to the expiration of the amortization period furthest out, Cybear shall refund the amount applicable to the unexpired period, measured from the date the Parent's stock ownership falls below 80%.

         5. Cybear Leaving the Group. In the event that Cybear should leave the Group, Cybear is entitled to take the unused carryover items with it and the obligation for the Parent to pay anything further is terminated effective on the day of the transaction causing Cybear to cease to be a member of the Group.

         6. Party Responsible for Preparation of Tax Allocations and Computations. All allocations and computations to be made will be prepared by the Parent.

         7. Elligible Expenses and/or Attributes. Cybear shall prepare and provide the Parent with a complete list of the expenses and/or attributes to be subject to this Supplement, their amounts and the years that they will be available for. Once such schedule has been agreed to by both the Parent and Cybear, this agreed-upon schedule will be attached hereto as Exhibit A.

         8. Miscellaneous. This Supplement shall be construed under and governed by the laws of the State of Florida and shall be binding upon and inure to the benefit of the Parent and its successors and each of the Members and their respective successors.

IN WITNESS WHEREOF, the parties hereto have executed this Supplement on the date written above.

Andrx Corporation, a Delaware               Andrx Corporation, a Florida
    corporation                                 corporation

By:                                         By:
   --------------------------------            --------------------------------
Its:                                        Its:
    -------------------------------             -------------------------------

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Cybear, Inc.                                Anda Pharmaceuticals, Inc

By:                                         By:
   --------------------------------            --------------------------------
Its:                                        Its:
    -------------------------------             -------------------------------


Valmed Pharmaceuticals, Inc.                Caran Pharmaceuticals, Inc.

By:                                         By:
   --------------------------------            --------------------------------
Its:                                        Its:
    -------------------------------             -------------------------------


Aspire Pharmaceuticals, Inc.                Valmed Pharmaceuticals, L. L. C.

By:                                         By:
   --------------------------------            --------------------------------
Its:                                        Its:
    -------------------------------             -------------------------------


Andrx Pharmaceuticals, L. L. C.

By:
   --------------------------------
Its:
    -------------------------------

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                        SUPPLEMENT TO FEDERAL AND STATE
                          INCOME TAX SHARING AGREEMENT

                                    EXHIBIT A

                 LIST OF EXPENSES AND/OR ATTRIBUTES SUBJECT TO
                                 THIS SUPPLEMENT

     RESEARCH AND DEVELOPMENT EXPENSES SUBJECT TO SECTION 59(e) ELECTION TO
                             AMORTIZE OVER 10 YEARS:
                                 [GROSS AMOUNT]

                  1999                               3,421,644
                  2000                               3,412,925
                                                     ---------
                  TOTAL                              6,834,569
                                                     =========

AMORTIZATION SCHEDULE:

         YEAR               ANNUAL            AMOUNT        TOTAL
      DEDUCTIBLE             1999              2000         AMOUNT
      -------------------------------------------------------------
         1999                    --                --             0
         2000               114,043            56,876       170,920
         2001               342,164           341,293       683,457
         2002               342,164           341,293       683,457
         2003               342,164           341,293       683,457
         2004               342,164           341,293       683,457
         2005               342,164           341,293       683,457
         2006               342,164           341,293       683,457
         2007               342,164           341,293       683,457
         2008               342,164           341,293       683,457
         2009               171,082           341,293       512,375
         2010                    --           170,646       170,646
                          -----------------------------------------
                          3,022,441         3,299,155     6,321,596
SRLY ITEMS:

         1999               171,082                --       171,082
         2000               228,121           113,770       341,891
                          -----------------------------------------
                          3,421,644         3,412,925     6,834,569
                          =========================================